UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2015

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100 Los Angeles, CA 90071
(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(d)  On October 20, 2015, the Board of Directors (the “Board”) of Reliance Steel & Aluminum Co. (the “Company”), upon recommendation of the Board’s Nominating and Governance Committee, increased the size of the Board from 9 to 10 members and elected Robert McEvoy, 49, to the Board effective October 20, 2015 for a term continuing to the Company’s 2016 Annual Meeting of Stockholders. Mr. McEvoy has not been appointed to serve on any committees of the Board at this time. The Board determined that Mr. McEvoy will be an independent director within the meaning of the New York Stock Exchange listing standards.

Mr. McEvoy retired as a Managing Director of Goldman Sachs in April 2014 after nine years with the firm. At Goldman Sachs, Mr. McEvoy was a portfolio manager focused on the materials and industrials sectors. From 1989 to 2001, Mr. McEvoy served in a variety of roles with the investment banking firms of Donaldson Lufkin & Jenrette and Credit Suisse First Boston, where he co-founded the firm’s Metals and Mining Group.  Mr. McEvoy received a Bachelor of the Arts from the University of Virginia.

There are no arrangements or understandings between Mr. McEvoy and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. McEvoy that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. McEvoy will receive compensation for his Board and any committee service in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2015.

The Company will enter into an indemnification agreement with Mr. McEvoy in substantially the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.3 to the Company’s Registration Statement on Form S-1, as amended, originally filed on May 25, 1994 as Commission File No. 33-79318 and is incorporated herein by reference.

A copy of the press release with respect to the appointment of Mr. McEvoy is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Reliance Steel & Aluminum Co., dated October 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: October 22, 2015	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Reliance Steel & Aluminum Co., dated October 21, 2015